Exhibit 99.1
Fabrinet Announces Second Quarter Fiscal Year 2025 Financial Results
•Record Second Quarter Revenue and Earnings Per Share Above Guidance Ranges
BANGKOK, Thailand – February 3, 2025 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its second fiscal quarter ended December 27, 2024.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “With continued business momentum, we exceeded our guidance for revenue and net income per share in the second quarter. Our telecom performance was very strong and benefited from both increasing demand for datacenter interconnect products as well as early progress from recent systems wins. While datacom demand has slightly moderated near-term we continue to anticipate more rapid growth as next-generation products ramp production. With several positive trends, we are very optimistic as we look to the third quarter and beyond.”
Second Quarter Fiscal Year 2025 Financial Highlights
GAAP Results
•Revenue for the second quarter of fiscal year 2025 was $833.6 million, compared to $712.7 million for the second quarter of fiscal year 2024.
•GAAP net income for the second quarter of fiscal year 2025 was $86.6 million, compared to $69.1 million for the second quarter of fiscal year 2024.
•GAAP net income per diluted share for the second quarter of fiscal year 2025 was $2.38, compared to $1.89 for the second quarter of fiscal year 2024.
Non-GAAP Results
•Non-GAAP net income for the second quarter of fiscal year 2025 was $95.1 million, compared to $76.1 million for the second quarter of fiscal year 2024.
•Non-GAAP net income per diluted share for the second quarter of fiscal year 2025 was $2.61, compared to $2.08 for the second quarter of fiscal year 2024.
Share Repurchase Program Expanded
Fabrinet also announced that its Board of Directors has approved an expansion of its share repurchase program, authorizing the repurchase of up to an additional $100.0 million of Fabrinet’s ordinary shares. The addition brings the aggregate authorization under Fabrinet’s existing share repurchase program to $534.3 million.
Business Outlook
Based on information available as of February 3, 2025, Fabrinet is issuing guidance for its third fiscal quarter ending March 28, 2025, as follows:
•Fabrinet expects third quarter revenue to be in the range of $850 million to $870 million.
•GAAP net income per diluted share is expected to be in the range of $2.32 to $2.40, based on approximately 36.3 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $2.55 to $2.63, based on approximately 36.3 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.

Conference Call Information

What:	Fabrinet Second Quarter Fiscal Year 2025 Financial Results Call
When:	February 3, 2025
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our anticipation that datacom revenue will see more rapid growth as next-generation products ramp production; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the third quarter of fiscal year 2025. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, automotive, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 5, 2024. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; severance payment and others; restructuring and other related costs; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations.

Non-GAAP free cash flow is net cash provided by (used in) operating activities, minus capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	December 27, 2024	June 28, 2024
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$403,662	$409,973
Short-term investments	530,969	448,630
Trade accounts receivable, net of allowance for expected credit losses of $1,245 and $1,629, respectively	680,094	592,452
Inventories	489,159	463,206
Prepaid expenses	17,734	10,620
Other current assets	77,394	87,810
Total current assets	2,199,012	2,012,691
Non-current assets
Property, plant and equipment, net	323,648	307,240
Intangibles, net	2,062	2,321
Operating right-of-use assets	6,397	5,336
Deferred tax assets	10,694	10,446
Other non-current assets	592	485
Total non-current assets	343,393	325,828
Total Assets	$2,542,405	$2,338,519
Liabilities and Shareholders’ Equity
Current liabilities
Trade accounts payable	529,016	441,835
Fixed assets payable	20,594	14,380
Operating lease liabilities, current portion	1,676	1,355
Income tax payable	8,214	3,937
Accrued payroll, bonus and related expenses	20,598	22,116
Accrued expenses	29,112	19,916
Other payables	53,950	54,403
Total current liabilities	663,160	557,942
Non-current liabilities
Deferred tax liability	1,039	4,895
Operating lease liability, non-current portion	4,417	3,635
Severance liabilities	27,572	24,093
Other non-current liabilities	3,246	2,209
Total non-current liabilities	36,274	34,832
Total Liabilities	699,434	592,774
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of December 27, 2024 and June 28, 2024)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,585,188 shares and 39,457,462 shares issued as of December 27, 2024 and June 28, 2024, respectively; and 35,981,188 shares and 36,145,242 shares outstanding as of December 27, 2024 and June 28, 2024, respectively)	396	395
Additional paid-in capital	218,449	222,044
Less: Treasury shares (3,604,000 shares and 3,312,220 shares as of December 27, 2024 and June 28, 2024, respectively)	(303,023)	(234,323)
Accumulated other comprehensive income (loss)	2,349	(3,141)
Retained earnings	1,924,800	1,760,770
Total Shareholders’ Equity	1,842,971	1,745,745
Total Liabilities and Shareholders’ Equity	$2,542,405	$2,338,519

FABRINET
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended		Six Months Ended
(in thousands of U.S. dollars, except per share data)	December 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
Revenues	$833,608	$712,694	$1,637,836	$1,398,171
Cost of revenues	(732,759)	(624,364)	(1,437,961)	(1,225,437)
Gross profit	100,849	88,330	199,875	172,734
Selling, general and administrative expenses	(21,206)	(19,316)	(43,237)	(39,745)
Restructuring and other related costs	(46)	—	(103)	—
Operating income	79,597	69,014	156,535	132,989
Interest income	11,314	7,748	22,247	13,646
Interest expense	—	(36)	—	(81)
Foreign exchange gain (loss), net	4,042	(3,788)	(3,053)	(3,373)
Other income (expense), net	(62)	(35)	(81)	(115)
Income before income taxes	94,891	72,903	175,648	143,066
Income tax expense	(8,255)	(3,793)	(11,618)	(8,867)
Net income	86,636	69,110	164,030	134,199
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(521)	2,946	6,297	3,894
Change in net unrealized gain (loss) on derivative instruments	(9,416)	8,951	(883)	8,390
Change in net retirement benefits plan – prior service cost	—	8	—	134
Change in foreign currency translation adjustment	428	(206)	76	(106)
Total other comprehensive income (loss), net of tax	(9,509)	11,699	5,490	12,312
Net comprehensive income	$77,127	$80,809	$169,520	$146,511
Earnings per share
Basic	$2.40	$1.90	$4.53	$3.70
Diluted	$2.38	$1.89	$4.51	$3.67
Weighted-average number of ordinary shares outstanding (in thousands of shares)
Basic	36,163	36,328	36,183	36,292
Diluted	36,402	36,639	36,405	36,560

FABRINET
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
(in thousands of U.S. dollars)	December 27, 2024	December 29, 2023
Cash flows from operating activities
Net income for the period	$164,030	$134,199
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	25,796	24,186
(Gain) loss on disposal of property, plant and equipment and intangibles	(37)	(111)
Amortization of discount (premium) of short-term investments	(2,225)	(1,397)
(Reversal of) allowance for expected credit losses	(384)	1,776
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	1,345	3,287
Amortization of fair value at hedge inception of interest rate swaps	—	(154)
Share-based compensation	17,120	14,714
Deferred income tax expense (benefit)	(3,493)	1,117
Other non-cash expenses	30	89
Changes in operating assets and liabilities
Trade accounts receivable	(87,178)	(53,873)
Inventories	(25,953)	104,818
Other current assets and non-current assets	9,536	(16,360)
Trade accounts payable	88,272	(6,980)
Income tax payable	4,304	1,531
Accrued expenses	8,124	4,272
Other payables	186	20,700
Severance liabilities	1,565	1,395
Other current liabilities and non-current liabilities	(1,952)	(3,995)
Net cash provided by operating activities	199,086	229,214
Cash flows from investing activities
Purchase of short-term investments	(155,936)	(164,971)
Proceeds from sales of short-term investments	—	10,000
Proceeds from maturities of short-term investments	82,129	72,824
Purchase of property, plant and equipment	(42,150)	(21,236)
Purchase of intangibles	(227)	(518)
Proceeds from disposal of property, plant and equipment	110	2,048
Net cash used in investing activities	(116,074)	(101,853)
Cash flows from financing activities
Repayment of long-term borrowings	—	(6,094)
Repurchase of ordinary shares	(68,700)	(6,372)
Withholding tax related to net share settlement of restricted share units	(20,714)	(12,352)
Net cash used in financing activities	(89,414)	(24,818)
Net increase (decrease) in cash and cash equivalents	$(6,402)	$102,543
Movement in cash and cash equivalents
Cash and cash equivalents at the beginning of period	$409,973	$231,368
Increase (decrease) in cash and cash equivalents	(6,402)	102,543
Effect of exchange rate on cash and cash equivalents	91	142
Cash and cash equivalents at the end of period	$403,662	$334,053
Non-cash investing and financing activities
Construction, software and equipment-related payables	$20,594	$12,983

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended				Six Months Ended
(in thousands of U.S. dollars)	December 27, 2024		December 29, 2023		December 27, 2024		December 29, 2023
Revenues	$833,608		$712,694		$1,637,836		$1,398,171

Gross profit (GAAP)	$100,849	12.1%	$88,330	12.4%	$199,875	12.2%	$172,734	12.4%
Share-based compensation expenses	2,764		1,701		5,662		3,866
Gross profit (Non-GAAP)	$103,613	12.4%	$90,031	12.6%	$205,537	12.5%	$176,600	12.6%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended				Six Months Ended
(in thousands of U.S. dollars)	December 27, 2024		December 29, 2023		December 27, 2024		December 29, 2023
Revenues	$833,608		$712,694		$1,637,836		$1,398,171

Operating profit (GAAP)	$79,597	9.5%	$69,014	9.7%	$156,535	9.6%	$132,989	9.5%
Share-based compensation expenses	8,438		6,981		17,120		14,714
Severance payment and others	18		—		748		—
Restructuring and other related costs	46		—		103		—
Operating profit (Non-GAAP)	$88,099	10.6%	$75,995	10.7%	$174,506	10.7%	$147,703	10.6%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended				Six Months Ended
	December 27, 2024		December 29, 2023		December 27, 2024		December 29, 2023
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$86,636	$2.38	$69,110	$1.89	$164,030	$4.51	$134,199	$3.67
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	2,764	0.08	1,701	0.05	5,662	0.16	3,866	0.11
Total related to cost of revenues	2,764	0.08	1,701	0.05	5,662	0.16	3,866	0.11
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,674	0.15	5,280	0.14	11,458	0.31	10,848	0.30
Severance payment and others	18	0.00	—	—	748	0.02	—	—
Total related to selling, general and administrative expenses	5,692	0.15	5,280	0.14	12,206	0.33	10,848	0.30
Related to other income and expense:
Restructuring and other related costs	46	0.00	—	—	103	0.00	—	—
Amortization of deferred debt issuance costs	—	—	8	0.00	—	—	16	0.00
Total related to other income and expense	46	0.00	8	0.00	103	0.00	16	0.00
Total related to net income & EPS	8,502	0.23	6,989	0.19	17,971	0.49	14,730	0.41
Non-GAAP measures	$95,138	$2.61	$76,099	$2.08	$182,001	$5.00	$148,929	$4.08
Shares used in computing diluted net income per share (in thousands of shares)
GAAP diluted shares		36,402		36,639		36,405		36,560
Non-GAAP diluted shares		36,402		36,639		36,405		36,560

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(in thousands of U.S. dollars)	Three Months Ended		Six Months Ended
	December 27, 2024	December 29, 2023	December 27, 2024	December 29, 2023
Net cash provided by operating activities	$115,904	$84,165	$199,086	$229,214
Less: Purchase of property, plant and equipment	(21,900)	(9,801)	(42,150)	(21,236)
Non-GAAP free cash flow	$94,004	$74,364	$156,936	$207,978

FABRINET
GUIDANCE FOR QUARTER ENDING MARCH 28, 2025
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share	$2.32 to $2.40
Related to cost of revenues:
Share-based compensation expenses	0.08
Total related to cost of revenues	0.08
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.15
Total related to selling, general and administrative expenses	0.15
Total related to net income & EPS	0.23
Non-GAAP net income per diluted share	$2.55 to $2.63